157 SA-1

                       SUPPLEMENT DATED DECEMBER 3, 1999
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                     FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
                            dated February 1, 1999

The Statement of Additional Information is amended to add the following paragraphs to the section "Goal and Strategies":

 Repurchase agreements The fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

 Repurchase   agreements  may  involve  risks  in  the  event  of  default  or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

               Please keep this supplement for future reference.